Cash and cash equivalents	3 Months Ended
Mar. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Cash and cash equivalents	Cash and cash equivalents

	March 31, 2021	December 31, 2020
	€m	€m
Cash and cash equivalents	427.7	393.1
Restricted cash	25.9	0.1
Cash and cash equivalents	453.6	393.2
Bank overdraft	(0.6)	(10.7)
Cash and cash equivalents per Statement of Cash Flows	453.0	382.5

‘Cash and cash equivalents’ comprise cash balances and deposits. Restricted cash comprises money that is primarily reserved for a specific purpose and therefore not available for immediate or general business use. Bank overdrafts that are repayable on demand and form an integral part of the Company's cash management are included as a component of cash and cash equivalents for the purposes of the Statement of Cash Flows.